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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated January 19, 2000, relating to the financial statements of McAfee.com Corporation, which appear in McAfee.com Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.



PricewaterhouseCoopers LLP

San Jose, California

June 5, 2000